UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 9, 2005


                                   VOIP, INC.
                                   ----------
             (Exact name of registrant as specified in its charter)



  Texas                           000-28985                    75-2785941
------------------------    ---------------------   ----------------------------
(State of Incorporation)    (Commission File No.)   (IRS Employer Identification
                                                                No.)



         12330 SW 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330
         --------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (954) 434-2000
                                 --------------
              (Registrant's telephone number, including area code

Item 7.01 Regulation FD Disclosure

      On August 9, 2005, VoIP, Inc. (the "Company") issued a press release announcing the execution of an Asset Purchase Agreement with WQN, Inc. A copy of the press release, attached as Exhibit 99.1 hereto is being furnished, and shall not be deemed to be "filed" with the SEC. The information in Exhibit 99.1 shall not be incorporated by reference into any filing of the Company with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits.

      (c)   Exhibits.

            99.1  Press Release, dated August 9, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August  9, 2005                  VOIP, INC.
                                        (Registrant)



                                        By: /s/  Steven Ivester
                                           -------------------------------------
                                           Steven Ivester
                                           President and Chief Executive
                                           Officer